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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - August 1, 2002

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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                        1-14603              13-3976138
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

              1740 Broadway                                          10019
           New York, New York                                      (Zip Code)
(Address of principal executive offices)

                                 (212) 708-2000
              (Registrant's telephone number, including area code)

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                                       N/A
             (Former name or address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1 Sworn Statement of Michael I. Roth, Principal Executive Officer of The MONY Group Inc.

          99.2 Sworn Statement of Richard Daddario, Principal Financial Officer of The MONY Group Inc.

Item 9. Regulation FD Disclosure.

     On August 1, 2002, Michael I. Roth, Principal Executive Officer of The MONY Group Inc., and Richard Daddario, Principal Financial Officer of The MONY Group Inc., filed with the Securities and Exchange Commission the sworn statements required by the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 dated June 27, 2002. Copies of these sworn statements, which are attached hereto as Exhibits 99.1 and 99.2, are incorporated in this Item 9 by reference thereto and are furnished pursuant to Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MONY GROUP INC.

                                            By: /s/ Richard Daddario
                                               ---------------------------------
                                               Richard Daddario
                                               Executive Vice President and
                                                 Chief Financial Officer

Date: August 1, 2002

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                                  Exhibit Index

99.1 Sworn Statement of Michael I. Roth, Principal Executive Officer of The MONY Group Inc.

99.2 Sworn Statement of Richard Daddario, Principal Financial Officer of The MONY Group Inc.